FIRST ADDENDUM TO

ASSIGNMENT AGREEMENT

THIS FIRST ADDENDUM TO ASSIGNMENT AGREEMENT (hereinafter referred to as the “First Addendum”) relates to that certain Assignment Agreement dated July 18, 2012 (the “Assignment Agreement”), by and between WESTGATE ACQUISITIONS CORPORATION, a Nevada corporation (“Westgate”), and BLUE CAP DEVELOPMENT CORP., a Nevada corporation (“Assignor”), and is made and entered into as of the 12th day of December 2013.  This First Addendum is intended, by all parties to the Assignment Agreement, to amend that Assignment Agreement as further described herein.

RECITALS

WHEREAS, the parties hereto desire to amend the Assignment Agreement to add and/or revise the terms and condition contained therein; and

WHEREAS, the parties hereto desire that all other terms and conditions of the Assignment Agreement not specifically amended hereby will remain in full force and effect.

NOW THEREFORE, in consideration of the premises herein contained, the parties hereby agreed as follows:

1

In connection with and prior to the closing of the Assignment Agreement, the parties have agreed to substitute the Claims to be assigned by Assignor to Westgate as previously identified in the Assignment Agreement and, accordingly, have executed this Addendum to designate those specific Claims intended to be assigned.

2

The parties hereto agree that the Assignment Agreement shall be amended by revising and replacing Paragraph 1. to read as follows:

“1.

Assignment of Leases and/or Claims.  Assignor has an ownership interest in and to certain mining and/or mineral leases and/or claims located in located in Sections. 15, 16, 21 22, Township 8 South, Range 15 East, in the New Mexico Principal Meridian, Lincoln County, New Mexico and which are more adequately described in Attachment No. 1 to this Agreement (collectively referred to herein as the “Claims”), which attachment by this reference is made a part hereof.  Assignor hereby agrees to grant, assign and transfer outright to Westgate upon execution of this Agreement, any and all rights, title and interests to all Claims set forth in Attachment No 1.  Assignor also agrees that upon execution of this Agreement, Assignor acknowledges Westgate’s outright ownership of the Claims and will relinquish and forever release any claim or right that Assignor may assert against the Claims or Westgate.  In addition to executing this Agreement, Assignor agrees to provide any and all necessary assistance to Westgate in the preparation, execution and filing of any and all additional notices, quit claim deeds, reports and/or other documents with the appropriate state and/or federal agency that may be required to perfect the transfer of the Claims to Westgate and to release any of Assignor’s claim or right to the Claims.”

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1

The parties hereto further agree that the Assignment Agreement shall be amended by replacing Attachment No 1. to the previously annexed to the Assignment Agreement with the revised Attachment No. 1 annexed hereto and by this reference made a part hereof.

4

All other provisions, terms, and conditions of the Assignment Agreement will remain in full force and effect and will not be altered or amended except as otherwise provided herein.

5

All capitalized terms used, but not otherwise defined herein, will have the respective meanings ascribed to them in the Assignment Agreement.

6

This First Addendum will be governed by, and construed in accordance with, the laws of the State of Utah without regard to its conflicts of laws principles.

7

This First Addendum may be executed in one or more counterparts, each such counterpart to be deemed an original instrument, but all of which such counterparts together will constitute but one agreement.

8

This First Addendum may not be modified or amended, nor any provision hereof waived, by any party, except by a writing executed by each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Addendum to the Acquisition Agreement dated July 18, 2012 in a manner legally binding upon them as of the date first written above.

       “Westgate”

    “Assignor”

Westgate Acquisitions Corporation

Blue Cap Development Corp.

By:

/S/  Geoff Williams

By:

/S/  Edward F. Cowle

Its:  President

Its:  President

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ATTACHMENT NO. 1

DESCRIPTION OF CLAIMS

Property Location and Description:

The Capitan Property is located 7 miles northeast of Capitan, in Lincoln County, New Mexico, in Sections. 15, 16, 21 22, Township 8 South, Range 15 East, New Mexico Principal Meridian. The property consists of 8 lode mining claims, CAP 3-10. The claims block is located on public land under the administration of the USFS. The Capitan Property is bounded by state and private land to the south. (Figure 1., property map). A long history of mining is associated with the area. Historic mines are found throughout Lincoln and adjoining counties.

FIGURE 1

DELORME XMap®/GIS Editor

3
4
Prospect
16
15
6
7
8
9
10
11
12
5
Prospect
Thorium
Canyon
JEEP TRAIL
Uranium
21
22
8027
7821
6800
C A P I T
7600
8600
Canyon
Canyon
7800
8744
Prospect
14
15
16
Bills
Buck
JEEP TRAIL
7165
7916 x
Scale 1 : 19,200
1" = 1,600.0 ft
Data Zoom 13-4
TN
MN (0.0°E)

MINING CLAIM MAP

CAP 3-10 Lode Mining Claims

Located in Sections 15,16,21,22 , T8S
R15E, New Mexico Principal Meridian
Lincoln County New Mexico

The type of corner and location monuments used:
2"x2" wooden posts

Locator:

2681 Parleys Way Ste 204
Salt Lake City UT 84109 Located: May 2010

Data use subject to license.
© 2004 DeLorme. XMap®/GIS Editor.
www.delorme.com

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